UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: April 06, 2005

(Date of earliest event reported)

Varsity Group Inc.

(Exact name of registrant as specified in its charter)

DE	0-28977	54-1876848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 M Street, NW, Suite 1150	20036
(Address of principal executive offices)	(Zip Code)

202-667-3400

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Press release announcing participation at Sidoti & Company investor conference.

Item 9.01. Financial Statements and Exhibits

(a)  Financial statements:

None.

(b)  Pro forma financial information:

None.

(c)  Exhibits:

99.1  Press Release of Varsity Group Inc. dated April 06, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 06, 2005
VARSITY GROUP INC.
By: /s/ Jack Benson
Jack Benson
CFO

Exhibit Index

Exhibit No.	Description
99.1	Earnings Release dated April 06, 2005